UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2019
___________

NII HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-37488 (Commission File Number)	91-1671412 (IRS Employer Identification No.)

12110 Sunset Hills Road, Suite 600 Reston, Virginia (Address of principal executive offices)	20190 (Zip Code)

Registrant's telephone number, including area code: (703) 390-5100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	NIHD	Nasdaq Global Select Market

Indicate by check mark whether registrant is an emerging growth company as defined in Rule 405 of Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.     Submission of Matters to a Vote of Security Holders.

On June 27, 2019, NII Holdings, Inc. (the “Company”) held a Special Meeting of Stockholders (the “Special Meeting”) at which three proposals were submitted to and voted by the Company’s stockholders. As of May 23, 2019, the record date for the Special Meeting, there were 101,674,499 shares of Company common stock outstanding, all of which were entitled to vote at the Special Meeting. A quorum of 76,064,552 shares was represented in person or by proxy at the Special Meeting. As there were sufficient stockholder votes at the time of the Special Meeting to approve the proposals to be acted upon at the Special Meeting, the proposal to approve an adjournment of the Special Meeting, if necessary or appropriate, for the purpose of soliciting additional proxies for the proposals to be acted upon at the Special Meeting in the event that there were insufficient stockholder votes at the time of the Special Meeting was rendered moot and was not submitted for a vote.

The final voting results with respect to each proposal presented for a vote at the Special Meeting are as follows:

1.    Sale of the Company’s Operations in Brazil. The stockholders approved the sale of substantially all of the assets of the Company through a sale of NII Brazil Holdings S.à r.l. to América Móvil, S.A.B. de C.V. on the terms and conditions of the Purchase Agreement among the Company, NII International Holdings S.à r.l., América Móvil, S.A.B. de C.V. and AI Brazil Holdings B.V., dated March 18, 2019, by the following vote:

For	Against	Abstained	Broker Non-Votes
69,867,847	6,195,114	1,591	0

2.    Plan of Complete Liquidation and Dissolution. The stockholders approved the liquidation and dissolution of the Company and the Plan of Complete Liquidation and Dissolution by the following vote:

For	Against	Abstained	Broker Non-Votes
69,851,356	6,205,505	7,691	0

3.    Advisory Vote on Executive Compensation. The stockholders approved, on an advisory basis, the compensation of the Company's named executive officers based on or otherwise related to the sale of the Company’s operations in Brazil as disclosed in the Company's proxy statement by the following vote:

For	Against	Abstained	Broker Non-Votes
62,983,008	12,971,851	109,693	0

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
NII HOLDINGS, INC.
By: /s/ SHANA C. SMITH
Shana C. Smith
General Counsel and Secretary

Date: June 27, 2019